EXHIBIT 4.8






                       CORPORATE ACCESS NUMBER: 206277436


                                    ALBERTA

                           BUSINESS CORPORATIONS ACT



                                  CERTIFICATE

                                       OF

                           AMENDMENT AND REGISTRATION

                              OF RESTATED ARTICLES




                            TRIBAND ENTERPRISE CORP.
                      AMENDED ITS ARTICLES ON 2001/08/22.







                                                            REGISTRAR OF


                                                            [SEAL OMITTED]


                                                            CORPORATIONS